EXHIBIT 99
----------

                     AMLI RESIDENTIAL PROPERTIES TRUST
                       FINANCIAL AND OPERATING DATA
                              March 31, 1998


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7.    Same Community Comparison - Wholly-Owned
                  - three months ended March 31, 1998 and 1997

            8.    Same Community Comparison - Wholly-Owned
                  - three months ended March 31, 1998 and 1997

            9.    Property Information

            10.   Property EBITDA

            11.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1998           1997
                                                                           --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 24,138        $ 18,680
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,292             975
                                                                          --------        --------
        Total Property Revenues . . . . . . . . . . . . . . . . . .         25,430          19,655
                                                                          --------        --------

Property operating expenses . . . . . . . . . . . . . . . . . . . .         (9,552)         (7,570)
Property management fees. . . . . . . . . . . . . . . . . . . . . .           (638)           (491)
                                                                          --------        --------
        Property expenses . . . . . . . . . . . . . . . . . . . . .        (10,190)         (8,061)
Operating expense ratio . . . . . . . . . . . . . . . . . . . . . .          40.1%           41.0%
                                                                          --------        --------
        Net operating income. . . . . . . . . . . . . . . . . . . .         15,240          11,594
                                                                          --------        --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) . . . . . . . . . . . . . . . . . .            (12)             11
  Interest from Service Companies (2) . . . . . . . . . . . . . . .            545             253
  Other interest. . . . . . . . . . . . . . . . . . . . . . . . . .            191             107
  Share of partnerships FFO (3) . . . . . . . . . . . . . . . . . .          1,134             667
  Fee income - acquisitions and dispositions. . . . . . . . . . . .          --                137
  Fee income - developments . . . . . . . . . . . . . . . . . . . .            101             330
  Fee income - asset management . . . . . . . . . . . . . . . . . .            151             153
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             36              37
                                                                          --------        --------
        Total other income. . . . . . . . . . . . . . . . . . . . .          2,146           1,695
General and administrative. . . . . . . . . . . . . . . . . . . . .           (854)           (767)
                                                                          --------        --------
EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16,532          12,522
                                                                          --------        --------
Interest expense. . . . . . . . . . . . . . . . . . . . . . . . . .         (4,938)         (2,646)
Amortization of deferred costs. . . . . . . . . . . . . . . . . . .           (130)           (243)
                                                                          --------        --------
FUNDS FROM OPERATIONS (FFO) . . . . . . . . . . . . . . . . . . . .        $11,464        $  9,633
                                                                          ========        ========




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1998           1997
                                                                           --------       --------
Capital expenditures paid from FFO. . . . . . . . . . . . . . . . .           (792)         (1,131)
Other - share of Co-investments Cap exp . . . . . . . . . . . . . .            (44)            (34)
                                                                          --------        --------
Funds available for distribution (FAD). . . . . . . . . . . . . . .       $ 10,628        $  8,468
                                                                          ========        ========

FFO per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.54        $   0.51
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.50        $   0.45

Dividend per share. . . . . . . . . . . . . . . . . . . . . . . . .       $   0.44        $   0.43

Dividend as a % of FFO. . . . . . . . . . . . . . . . . . . . . . .          81.9%           84.3%
Dividend as a % of FAD. . . . . . . . . . . . . . . . . . . . . . .          88.3%           95.5%
                                                                          ========        ========



NOTES:

(1)   Includes share of income and share of goodwill amortization of $104 for the three months ended March 31,
1998.

(2)   Interest on 13% notes receivable and working capital advances.

(3)   Includes share of income and share of depreciation of $810 and $500 for the three months ended March 31,
1998 and 1997, respectively.














AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1998           1997
                                                                           --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 24,138        $ 18,680
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,292             975
Interest and share of income (loss) from Service Cos. . . . . . . .            429             264
Other interest. . . . . . . . . . . . . . . . . . . . . . . . . . .            191             107
Share of income from co-investment partnerships . . . . . . . . . .            324             167
Fees from co-investment partnerships. . . . . . . . . . . . . . . .            288             657
                                                                          --------        --------
        Total revenues. . . . . . . . . . . . . . . . . . . . . . .         26,662          20,850
                                                                          --------        --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,317           1,723
Advertising and promotion . . . . . . . . . . . . . . . . . . . . .            708             507
Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,085           1,025
Building repairs and maintenance. . . . . . . . . . . . . . . . . .          1,255           1,156
Landscaping and grounds maintenance . . . . . . . . . . . . . . . .            442             364
Real estate taxes . . . . . . . . . . . . . . . . . . . . . . . . .          3,180           2,322
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            221             198
Other operating expenses. . . . . . . . . . . . . . . . . . . . . .            344             275
Property management fees. . . . . . . . . . . . . . . . . . . . . .            638             491
Interest, net of capitalized. . . . . . . . . . . . . . . . . . . .          4,938           2,646
Amortization of deferred costs. . . . . . . . . . . . . . . . . . .            130             243
Depreciation of real property . . . . . . . . . . . . . . . . . . .          3,170           2,316
Depreciation of personal property . . . . . . . . . . . . . . . . .          1,121             741
General and administrative. . . . . . . . . . . . . . . . . . . . .            854             767
                                                                          --------        --------
        Total expenses. . . . . . . . . . . . . . . . . . . . . . .         20,403          14,774
                                                                          --------        --------




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1998           1997
                                                                           --------       --------

Non-recurring item - gain on sale of properties and rate caps . . .          --              --
                                                                          --------        --------
Income before taxes, minority interest and extraordinary item . . .          6,259           6,076
                                                                          --------        --------
Income taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .          --              --
                                                                          --------        --------
Income before minority interest/extraordinary items . . . . . . . .          6,259           6,076
Minority interest . . . . . . . . . . . . . . . . . . . . . . . . .            933             953
                                                                          --------        --------
Income before and extraordinary items . . . . . . . . . . . . . . .          5,326           5,123
Extraordinary items net of minority interest. . . . . . . . . . . .          --              --
                                                                          --------        --------
Net income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  5,326        $  5,123
                                                                          ========        ========

Net income allocable to preferred shares. . . . . . . . . . . . . .            604             473
                                                                          --------        --------
Net income allocable to common shares . . . . . . . . . . . . . . .       $  4,722        $  4,650
                                                                          ========        ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items. . . . . . . . . . . . . . . . . . . . .       $   0.28        $   0.31
Extraordinary item. . . . . . . . . . . . . . . . . . . . . . . . .       $   0.00        $   0.00
Income per common share . . . . . . . . . . . . . . . . . . . . . .       $   0.28        $   0.31
                                                                          ========        ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item. . . . . . . . . . . . . . . . . . . . . . . .       $  6,259        $  6,076
                                                                          --------        --------
Depreciation of real property . . . . . . . . . . . . . . . . . . .          3,170           2,316
Depreciation of personal property . . . . . . . . . . . . . . . . .          1,121             741
Non-recurring items . . . . . . . . . . . . . . . . . . . . . . . .          --              --
Share of Co-investments depreciation. . . . . . . . . . . . . . . .            810             500
Share of Service Company amortization of goodwill . . . . . . . . .            104           --
                                                                          --------        --------
Funds from operations (FFO) . . . . . . . . . . . . . . . . . . . .       $ 11,464        $  9,633
FFO per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.54        $   0.51
                                                                          ========        ========




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1998           1997
                                                                           --------       --------


Capital expenditures paid from FFO. . . . . . . . . . . . . . . . .           (792)         (1,131)
Other - Share Co-investments Cap exp. . . . . . . . . . . . . . . .            (44)            (34)
                                                                          --------        --------
Funds available for distribution (FAD). . . . . . . . . . . . . . .       $ 10,628        $  8,468
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.50        $   0.45
                                                                          ========        ========
Dividends per share . . . . . . . . . . . . . . . . . . . . . . . .       $   0.44        $   0.43
                                                                          ========        ========
Dividends as a % of FFO . . . . . . . . . . . . . . . . . . . . . .          81.9%           84.3%
Dividends as a % of FAD . . . . . . . . . . . . . . . . . . . . . .          88.3%           95.9%





























AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data



                                                                          MAR. 31,        DEC. 31,
                                                                            1998            1997
                                                                          --------        --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 80,461        $ 78,476
  Depreciable property. . . . . . . . . . . . . . . . . . . . . . .        514,590         496,747
                                                                          --------        --------
                                                                           595,051         575,223
  Less accumulated depreciation . . . . . . . . . . . . . . . . . .        (66,778)        (62,641)
                                                                          --------        --------
                                                                           528,273         512,582

Properties under development. . . . . . . . . . . . . . . . . . . .        113,542          78,724
Investments in partnerships . . . . . . . . . . . . . . . . . . . .         50,245          50,729
Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . .          3,266           5,676
Security deposits . . . . . . . . . . . . . . . . . . . . . . . . .          1,664           1,821
Deferred costs, net . . . . . . . . . . . . . . . . . . . . . . . .          3,075           3,140
Notes receivable and advances to Service Companies. . . . . . . . .         19,640          18,356
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,143           8,950
                                                                          --------        --------
        Total assets. . . . . . . . . . . . . . . . . . . . . . . .       $727,848        $679,978
                                                                          ========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $361,305        $333,250
Accrued interest payable. . . . . . . . . . . . . . . . . . . . . .          1,487           1,389
Accrued real estate taxes . . . . . . . . . . . . . . . . . . . . .          5,465           9,334
Construction costs payable. . . . . . . . . . . . . . . . . . . . .          9,931           8,403
Security deposits and prepaid rents . . . . . . . . . . . . . . . .          3,049           2,722
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . .          2,599           2,978
                                                                          --------        --------
        Total liabilities . . . . . . . . . . . . . . . . . . . . .       $383,836        $358,076
                                                                          --------        --------





AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED
Unaudited - Dollars in thousands except per share data



                                                                          MAR. 31,        DEC. 31,
                                                                            1998            1997
                                                                          --------        --------

Minority interest . . . . . . . . . . . . . . . . . . . . . . . . .       $ 50,092        $ 51,463
                                                                          --------        --------
Shareholders' equity
  Preferred shares, $.01 par value. . . . . . . . . . . . . . . . .             21              11
  Shares of beneficial interest, $.01 par value . . . . . . . . . .            166             166
  Additional paid-in capital. . . . . . . . . . . . . . . . . . . .        367,392         341,148
  Employees and trustees notes. . . . . . . . . . . . . . . . . . .         (7,243)         (6,924)
  Retained earnings . . . . . . . . . . . . . . . . . . . . . . . .         24,223          18,897
  Dividends paid. . . . . . . . . . . . . . . . . . . . . . . . . .        (90,639)        (82,859)
                                                                          --------        --------
        Total shareholders' equity. . . . . . . . . . . . . . . . .        293,920         270,439
                                                                          --------        --------
        Total liabilities and shareholders' equity. . . . . . . . .       $727,848        $679,978
                                                                          ========        ========


























                                        Amli Residential Properties Trust
                                    Selected Quarterly Financial Information
                                                 March 31, 1998
                                  (dollars in thousands except for share data)


                                                                 Quarter Ending
                             ---------------------------------------------------------------------------------
                                Mar. 31,      Dec. 31,      Sep. 30,      Jun. 30,      Mar. 31,      Dec. 31,
                                  1998          1997          1997          1997          1997          1996
                                --------      --------      --------      --------      --------      --------
Total Debt                      $361,305      $333,250      $235,692      $238,061      $220,964      $202,013
Total Debt (1)                   422,393       392,295       289,097       290,699       271,738       240,593

Total Shares and
 Units Outstanding (2)        22,028,680    20,958,523    20,675,333    18,976,280    18,968,168    18,862,132
Value per Common Share
 - end of quarter               $ 22,938      $ 22,250      $ 23,250      $ 23,625      $ 23,000      $ 23,375

Total Equity (Market
 Value) - end of quarter        $505,283      $466,327      $480,701      $448,315      $436,268      $440,902

Total Market Capitalization     $866,588      $799,577      $716,393      $686,376      $657,232      $642,915
Total Market Capitalization (1) $927,676      $858,622      $769,798      $739,014      $708,006      $681,495
                                ========      ========      ========       ========     ========      ========

Total Revenues (3)              $ 26,662      $ 24,928      $ 22,982      $ 21,313      $ 20,850      $ 20,254
EBITDA (4)                      $ 16,532      $ 15,420      $ 13,961      $ 12,861      $ 12,522      $ 12,155
EBITDA (4) (5)                  $ 17,694      $ 16,539      $ 14,993      $ 13,833       $13,267      $ 12,870

FFO                             $ 11,464      $ 11,414      $ 11,237      $  9,888      $  9,633      $  8,954
FAD                             $ 10,628      $ 10,752      $ 10,358      $  9,073      $  8,468      $  8,175

Dividends Paid                  $  9,224      $  9,037      $  8,889      $  8,158      $  8,111      $  6,794

Debt service (net of
 capitalized interest)          $  5,571      $  4,340      $  3,154      $  3,420      $  3,195      $  3,462
Interest Expense                $  4,938      $  3,844      $  2,619      $  2,886      $  2,646      $  2,935

G & A Expense                   $    854      $    697      $    680      $    706      $    767      $    650

Total Shares and
 Units Outstanding
 - Wtd. Avg.                  21,238,186    20,714,889    20,461,533    18,973,232    18,882,000    16,948,000
                              ==========    ==========    ==========    ==========    ==========    ==========





                                        Amli Residential Properties Trust
                              Selected Quarterly Financial Information - CONTINUED
                                                 March 31, 1998
                                  (dollars in thousands except for share data)


                                                                 Quarter Ending
                             ---------------------------------------------------------------------------------
                                Mar. 31,      Dec. 31,      Sep. 30,      Jun. 30,      Mar. 31,      Dec. 31,
                                  1998          1997          1997          1997          1997          1996
                                --------      --------      --------      --------      --------      --------

Interest Coverage Ratio             3.35          4.01          5.33          4.46          4.73          4.14
Interest Coverage Ratio (6)         2.91          3.35          4.14          3.60          3.93          3.54

Debt as % of Total
 Market Capitalization            41.69%        41.68%        32.90%        34.68%        33.62%        31.42%
Debt as % of Total
 Market Capitalization (1)        45.53%        45.69%        37.55%        39.34%        38.38%        35.30%
EBITDA as % of Total
 Market Capitalization             7.63%         7.71%         7.80%         7.50%         7.62%         7.56%
FFO as % of Total
 Market Equity                     9.08%         9.79%         9.35%         8.82%         8.83%         8.12%

G&A as % of Total
 Market Capitalization             0.39%         0.35%         0.38%         0.41%         0.47%         0.40%
G&A as % of Total Revenues         3.20%         2.80%         2.96%         3.31%         3.68%         3.21%

Dividends as % of FFO (7)          81.9%         80.1%         80.4%         82.5%         84.3%         81.4%
Dividends as % of FAD (7)          88.3%         85.1%         87.3%         89.9%         95.9%         89.1%
                                ========      ========      ========      ========      ========      ========

Apartment Units - Wholly Owned
  In Operation                    11,938        11,650        10,782        10,364         9,824         9,824
  Under Development                2,488         2,488         2,032         2,296         2,444         1,404
Apartment Units - Co-Investments
  In Operation                     5,851         5,851         5,421         4,815         4,815         3,677
  Under Development                1,456         1,456         1,370         1,324         1,324         1,324
                                --------      --------      --------      --------      --------      --------
    Total Units                   21,733        21,445        19,605        18,799        18,407        16,229
                                ========      ========      ========      ========      ========      ========

    (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
    (2)  End of the quarter - includes 2,141,666 preferred shares convertible to common shares.
    (3)  Excluding non-recurring gain of $2,457 in 1997 and $751 in the third quarter of 1996.
    (4)  Includes other income, net of G & A expenses.
    (5)  Before share of co-investment interest expense and amortization.
    (6)  Including share of co-investment interest expense.
    (7)  Based on per share amounts.

                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                         PORTFOLIO INDEBTEDNESS SUMMARY
                                                 March 31, 1998
                                             (Dollars in thousands)
F = Fixed Rate
V = Variable Rate

                                                                                                        Maturity
                                      Original     Outstand-                                             (years)
                                        /Max          ing       Interest                     Maturity     from
Borrower          Lender               Amount       Balance       Rate     Rate               Date      03/31/98
----------        ----------         --------      ---------   ---------   ----------        --------   --------
F AMLI:
 at Reflections   Prudential          $  4,800         4,411       7.05%                      6/30/98        0.2
 on Rosemeade     Prudential             7,050         6,513       7.02%                      10/5/98        0.5
 at Riverbend     CIGNA                 31,000        30,226       7.30%                       7/1/03        5.3
 in Great Hills   CIGNA                 11,000        10,727       7.34%                       7/1/03        5.3
 at Sherwood      Fleet                  7,320         6,765       7.75%                       7/1/03        5.3
 at Valley Ranch  Nationwide            11,500        10,639       7.63%                      7/10/03        5.3
 at Conner Farms  Nationwide            13,275        12,910       7.00%                      6/15/03        5.2
 at Nantucket     Jackson National
                  Life Ins. Co.          7,735         7,735       7.70%                       6/1/04        6.2
 at Timberglen    Jackson National
                  Life Ins. Co.          6,770         6,770       7.70%                       6/1/04        6.2
 at Regents
  Center          TIAA                  20,100        19,778       8.90%                       9/1/05        7.4
 at Bishop's
  Gate            NML                   15,380        15,266       7.25%                      10/1/05        7.5
 on the Green(1)  FNMA
 of North Dallas
  (1)             FNMA                  43,907        42,237       7.79%                       5/1/06        8.1
 at Clairmont     Prudential            12,880        12,880       6.95%                      2/15/08        9.9
 at Park Creek    Collateral
                  Mortgage Ltd.         10,322         5,432       7.88%                      12/1/38       40.7
-----------------------------------------------------------------------------------------------------------------
V Unsecured       Harris Trust &
                  Savings Bank           8,000         --          6.98%   LIBOR + 1.30%      8/30/98        0.4
V Unsecured (2)   Wachovia Bank/
                  First Chicago        150,000       109,000       6.98%   LIBOR + 1.30%      6/27/00        2.2

-----------------------------------------------------------------------------------------------------------------





                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                   PORTFOLIO INDEBTEDNESS SUMMARY - CONTINUED
                                                 March 31, 1998
                                             (Dollars in thousands)



                                                                                                        Maturity
                                      Original     Outstand-                                             (years)
                                        /Max          ing       Interest                     Maturity     from
Borrower          Lender               Amount       Balance       Rate     Rate               Date      03/31/98
----------        ----------         --------      ---------   ---------   ----------        --------   --------

V Unsecured (3)   Tax-Exempt Bonds      40,750        40,750       5.28%   Tax Exempt+1.48%  10/15/02        4.5
V AMLI:
 at Poplar Creek
  (3)             Tax-Exempt Bonds       9,500         9,500       4.93%   Tax Exempt+1.23%  12/18/02        4.7
------------------------------------------------------------------------------------------------------------------
F ARP, LP         AIA                      750           750       4.00%                       Demand        --
F ARP, LP         AMC                    5,000         5,000      10.00%                       1/1/03        4.8
------------------------------------------------------------------------------------------------------------------
V AMLI:
 at Clairmont     Nomura Securities
                  International          4,016         4,016       7.18%   LIBOR + 1.50%      4/15/98        0.0
------------------------------------------------------------------------------------------------------------------
  TOTAL                               $421,055      $361,305       7.10%                                     5.3
==================================================================================================================
  Co-Investments
    (4)           Various             $ 71,907      $ 61,088       7.82%                      Various        6.7
==================================================================================================================
  TOTAL including
   Co-Investment                      $492,962      $422,393       7.20%                                     5.5
==================================================================================================================


















                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                   PORTFOLIO INDEBTEDNESS SUMMARY - CONTINUED
                                                 March 31, 1998
                                             (Dollars in thousands)
                                                                                       Weighted
                                                                                         Ave.
                                                       Percent of                      Interest       Years to
Type of Indebtedness                    Balance          Total          Interest         Rate         Maturity
--------------------                   --------       -----------      ----------     ---------      ----------
Conventional Fixed Rate                $192,289             53.2%           Fixed         7.59%           7.4
Tax-exempt Variable Rate                 50,250             13.9%        Variable         5.21%           4.6
Credit Facilities                       109,000             30.2%        Variable         6.98%           2.2
Service Companies                         5,750              1.6%           Fixed         9.22%           4.1
Other                                     4,016              1.1%        Variable         7.18%           0.0
                                       --------            ------                         -----           ---
Total                                  $361,305            100.0%                         7.10%           5.3
                                       ========            ======                         =====           ===

                                                                                       Weighted
                              Balance including                                          Ave.
                                share of Co-           Percent of                      Interest       Years to
Type of Indebtedness           investment debt           Total          Interest         Rate         Maturity
--------------------          -----------------       -----------      ----------     ---------      ----------

Conventional Fixed Rate                $253,377             60.0%           Fixed         7.65%           7.2
Tax-exempt Variable Rate                 50,250             11.9%        Variable         5.21%           4.6
Credit Facilities                       109,000             25.8%        Variable         6.98%           2.2
Service Companies                         5,750              1.4%           Fixed         9.22%           4.1
Other                                     4,016              0.9%        Variable         7.18%           0.0
                                       --------            ------                         -----           ---
Total                                  $422,393            100.0%                         7.20%           5.5
                                       ========            ======                         =====           ===


(1)  The outstanding balance is net of $537 representing the unamortized discount from the sale of the FNMA certificates.
(2)  $5,845 has been capped based on LIBOR = 3.875% through February 15, 1998.  All in rate reflects LIBOR + 135.
(3)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(4)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.







                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                         PORTFOLIO INDEBTEDNESS SUMMARY
                                                 March 31, 1998
                                             (Dollars in thousands)

                                              CO-INVESTMENT DETAIL

                                       Original/   Outstand-
                                          Max         ing     Interest Maturity
Property             Lender             Amount      Balance     Rate     Date       3/31/98    AMLI %    AMLI $
--------             ------           ---------   ----------  -------- --------    --------    ------   -------
AMLI AT:
 Champions Park      Lincoln National      9,500       8,936     7.26%   1/5/02         3.8       15%   $ 1,340
 Park Place          Prudential           13,000      12,377     8.21%  10/5/99         1.5       25%     3,094
 Champions Centre    Prudential            6,700       6,634     8.93%   1/1/02         3.8       15%       995
 Windbrooke          Allstate             11,500      11,492     9.24%   2/1/02         3.8       15%     1,724
 Greenwood Forest    Nationwide           11,625      11,625     8.95%  5/10/02         4.1       15%     1,744
 Chevy Chase         CIGNA                29,767      29,330     6.67%   4/1/03         5.0       33%     9,680
 Willowbrook         NML                  24,500      24,225     7.79%   5/1/03         5.1       40%     9,689
 Willeo Creek        Phoenix Home Life    10,000       9,869     6.77%   5/1/03         5.1       30%     2,960
 Verandah            Phoenix Home Life    16,940      16,940     7.55%   4/1/04         6.0       35%     5,929
 Pleasant Hill       NML                  15,500      15,313     9.15%   3/1/07         8.9       40%     6,124
 Danada              Prudential           24,500      24,500     7.33%   3/1/07         8.9       10%     2,451
 River Exchange      Erie Insurance        9,100       8,025     7.75%  6/27/08        10.2       40%     3,210
 Barrett Lakes       NML                  16,680      15,326     8.50%  12/1/09        11.7       35%     5,365
 Northwinds          NML                  33,800       7,468     8.25%  10/1/11        13.5       35%     2,613
 Regents Crest       NML                  16,500      16,190     7.50% 12/15/03         5.7       25%     4,047
 Prairie Court       Bonds                 7,250       7,250     8.00%  12/1/99         1.7        1%        73
 Towne Creek         Erie Insurance        5,000       5,000     9.50% 11/30/99         1.7        1%        50
                                         -------     -------     -----                 ----     -----   -------
                                         261,862     230,500     7.82%                  6.7     26.5%   $61,088
                                         =======     =======     =====                 ====     =====   =======


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
MARCH 31, 1998
Unaudited - dollars in thousands

                                                                                   There-                 % to
                            1998       1999       2000       2001        2002      after      Total      Total
                          --------   --------   --------   --------   --------   --------   --------    -------
Fixed Rate Mortgages      $ 12,800   $  2,780   $  3,138   $  3,394   $  3,656   $166,521   $192,289      53.2%
Tax Exempt Bonds*                                                       50,250                50,250      13.9%
Wachovia/First Chicago
 Line of Credit                                  109,000                                     109,000      30.2%
Other                        4,766                                                  5,000      9,766       2.7%
                          --------   --------   --------   --------   --------   --------   --------    -------
Total Loans               $ 17,566   $  2,780   $112,138   $  3,394   $ 53,906   $171,521   $361,305     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total            4.9%       0.8%      31.0%       0.9%      14.9%      47.5%     100.0%      85.5%
                          ========   ========   ========   ========   ========   ========   ========    =======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)              40      3,054          0          0          0          0      3,094       5.1%
Nationwide Life Ins. -
  Greenwood Forest (15%)         3          5          5          6      1,725          0      1,744       2.9%
Lincoln National Ins. -
  Champions Park (15%)          14         21         22         24      1,259          0      1,340       2.2%
Prudential Ins. -
  Champions Centre (15%)         7         10         11         12        955          0        995       1.6%
Allstate Life Ins. -
  Windbrooke (15%)              13         16         18         20         22      1,635      1,724       2.8%
CIGNA -
  Chevy Chase (33%)            125        177        189        202        216      8,771      9,680      15.8%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)            105        150        162        175        189      8,908      9,689      15.9%
Phoenix Mutual -
  Willeo Creek (30%)            37         53         56         60         64      2,690      2,960       4.8%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)           59         75         82         90         99      5,719      6,124      10.0%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)            0         71         77         84         91      5,042      5,365       8.8%




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED


                                                                                   There-                 % to
                            1998       1999       2000       2001        2002      after      Total      Total
                          --------   --------   --------   --------   --------   --------   --------    -------
Erie Insurance -
  River Park (40%)               0         20         51         55         60      3,024      3,210       5.3%
Prudential Ins. -
  Amli at Danada (10%)           0         17         25         27         29      2,353      2,451       4.0%
Phoenix Home Life -
  Amli at Verandah (35%)         0         55         88         94        102      5,590      5,929       9.7%
Northwestern Mutual Life
  Ins. - Northwinds (35%)        0          0         15         95        103      2,400      2,613       4.3%
Northwestern Mutual Life
  Ins. - Regents Creek (25%)    45         65         70         76         82      3,709      4,047       6.6%
Central Bank, Trustee -
  Prairie Court (1%)             0         73          0          0          0          0         73       0.1%
Erie Insurance -
  Towne Creek (1%)               0         50          0          0          0          0         50       0.1%
                          --------   --------   --------   --------   --------   --------   --------    -------
Total Share of
 Co-Investment Loans      $    448   $  3,912   $    871   $  1,020   $  4,996   $ 49,841   $ 61,088     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total            0.7%       6.4%       1.4%       1.7%       8.2%      81.6%     100.0%      14.5%
                          ========   ========   ========   ========   ========   ========   ========    =======
Total Including Share
 of Co-Investment Debt    $ 18,014   $  6,692   $113,009   $  4,414   $ 58,902   $221,362   $422,393     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
Percent to Total              4.3%       1.6%      26.8%       1.0%      13.9%      52.4%     100.0%     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======


     *  The Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.















            AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1998 VERSUS THREE MONTHS ENDED MARCH 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)


                                           1/1/98-3/31/98                              1/1/97-3/31/97
                        No. of    ---------------------------------      %     --------------------------------
                         Apts.     Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                       --------    --------   --------   ----------   ------   ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                  4,226       94.6%                             1.1%        93.6%
  Atlanta                 2,420       93.6%                             0.0%        93.6%
  Austin                    935       95.8%                             2.4%        93.5%
  Indianapolis              996       89.8%                            -2.3%        91.9%
  Kansas                    908       92.5%                            -0.5%        93.0%
  Chicago                   253       98.2%                             7.5%        91.3%
                          -----       -----                            -----        -----
     Weighted Average                 93.9%                             0.6%        93.3%
                                      =====                            =====        =====
       Total              9,738
                          =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $661                  3.1%                    $641
  Atlanta                                         $729                  0.3%                    $727
  Austin                                          $643                 -0.7%                    $648
  Indianapolis                                    $566                 -1.1%                    $572
  Kansas                                          $643                 -0.2%                    $645
  Chicago                                         $923                 -0.6%                    $928
                                                  ----                  ----                    ----
     Weighted Average                             $672                  2.3%                    $657
                                                  ====                  ====                    ====

TOTAL PROPERTY REVENUES                              Per Month                                   Per Month
-----------------------                             ----------                                  ----------
Dallas                         $  8,365,918     $  660        $0.79     5.7%  $ 7,916,312       $624      $0.75
Atlanta                        $  5,171,571     $  712        $0.76    -0.1%  $ 5,175,813       $713      $0.76
Austin                         $  1,802,141     $  642        $0.87     0.9%  $ 1,785,294       $636      $0.86
Indianapolis                   $  1,610,702     $  539        $0.65    -2.6%  $ 1,653,208       $553      $0.67
Kansas                         $  1,705,993     $  626        $0.73     0.1%  $ 1,704,151       $626      $0.73
Chicago                        $    782,146     $1,030        $1.21    11.9%  $   699,050       $921      $1.08
                               ------------     ------        -----    -----  -----------       ----      -----
    Total                      $ 19,438,470     $  665        $0.78     2.7%  $18,933,827       $648      $0.76
                               ============      =====        =====    =====  ===========       ====      =====




      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-3/31/98                              1/1/97-3/31/97
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                (ANNUALIZED)
---------------------------                        ------------                                ------------
  Dallas                       $  3,478,771     $3,293        $3.94     4.6%   $3,327,191     $3,149      $3.76
  Atlanta                      $  1,830,250     $3,025        $3.24    -3.9%   $1,905,351     $3,149      $3.38
  Austin                       $    786,933     $3,367        $4.57    -0.5%   $  790,612     $3,382      $4.59
  Indianapolis                 $    560,629     $2,252        $2.73    -4.4%   $  586,636     $2,356      $2.86
  Kansas                       $    595,323     $2,623        $3.05     0.5%   $  592,439     $2,610      $3.03
  Chicago                      $    431,692     $6,825        $7.98    -1.4%   $  437,955     $6,924      $8.10
                               ------------     ------        -----    -----   ----------     ------      -----
    Total                      $  7,683,598     $3,156        $3.70     0.6%   $7,640,183     $3,138      $3.68
                               ============     ======        =====    =====   ==========     ======      =====
Operating Efficiency                  39.5%                                         40.4%
                               ============                                    ==========

                                                    PER MONTH                                     PER MONTH
                                                    ---------                                    ----------
NOI           1998%   1997%
---           -----   -----
 Dallas       58.4%   58.0%    $  4,887,146       $385        $0.46     6.5%  $ 4,589,121       $362      $0.43
 Atlanta      64.6%   63.2%    $  3,341,321       $460        $0.49     2.2%  $ 3,270,462       $450      $0.48
 Austin       56.3%   55.7%    $  1,015,208       $362        $0.49     2.1%  $   994,682       $355      $0.48
 Indianapolis 65.2%   64.5%    $  1,050,072       $351        $0.43    -1.5%  $ 1,066,571       $357      $0.43
 Kansas       65.1%   65.2%    $  1,110,670       $408        $0.47    -0.1%  $ 1,111,712       $408      $0.47
 Chicago      44.8%   37.3%    $    350,455       $462        $0.54    34.2%  $   261,095       $344      $0.40
              -----   -----    ------------       ----        -----    -----  -----------       ----      -----
    Total     60.5%   59.6%    $ 11,754,873       $402        $0.47     4.1%  $11,293,644       $387      $0.45
              =====   =====    ============       ====        =====    =====  ===========       ====      =====
Operating Margin                      60.5%                                         59.6%
                               ============                                    ==========
CAPITAL EXPENDITURES                               (ANNUALIZED)                                (ANNUALIZED)
--------------------                               ------------                                ------------
  Dallas                       $    410,444       $388        $0.46   -41.9%   $  706,889       $669      $0.80
  Atlanta                      $    169,635       $280        $0.30    18.6%   $  143,072       $236      $0.25
  Austin                       $     53,954       $231        $0.31   -15.8%   $   64,058       $274      $0.37
  Indianapolis                 $     26,964       $108        $0.13   -37.6%   $   43,185       $173      $0.21
  Kansas                       $     59,095       $260        $0.30   125.1%   $   26,257       $116      $0.13
  Chicago                      $     29,446       $466        $0.54   -49.7%   $   58,527       $925      $1.08
                               ------------       ----        -----   ------   ----------       ----      -----
    Total                      $    749,537       $308        $0.36   -28.1%   $1,041,987       $428      $0.50
                               ============       ====        =====   ======   ==========       ====      =====

      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97
                                           1/1/98-3/31/98                              1/1/97-3/31/97
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                            ------------                                 ------------
  Dallas                       $    416,861     $  395        $0.47    -6.6%   $  446,506     $  423      $0.51
  Atlanta                      $    256,309     $  424        $0.45     3.5%   $  247,629     $  409      $0.44
  Austin                       $    110,271     $  472        $0.64     0.2%   $  110,104     $  471      $0.64
  Indianapolis                 $    106,699     $  429        $0.52    -7.7%   $  115,570     $  464      $0.56
  Kansas                       $     80,945     $  357        $0.41    -3.4%   $   83,811     $  369      $0.43
  Chicago                      $     76,769     $1,214        $1.42    -6.0%   $   81,665     $1,291      $1.51
                               ------------     ------        -----   ------   ----------     ------      -----
    Total                      $  1,047,854     $  430        $0.50    -3.4%   $1,085,285     $  446      $0.52
                               ============     ======        =====   ======   ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  1,223,846     $1,158        $1.38    17.1%   $1,045,259     $  989      $1.18
  Atlanta                      $    413,256     $  683        $0.73    -5.7%   $  438,161     $  724      $0.78
  Austin                       $    239,898     $1,026        $1.39    11.4%   $  215,406     $  922      $1.25
  Indianapolis                 $    110,668     $  444        $0.54   -35.5%   $  171,447     $  689      $0.84
  Kansas                       $    187,653     $  827        $0.96   -11.8%   $  212,667     $  937      $1.09
  Chicago                      $    153,051     $2,420        $2.83     2.5%   $  149,376     $2,362      $2.76
                               ------------     ------        -----    -----   ----------     ------      -----
    Total                      $  2,328,371     $  956        $1.12     4.3%   $2,232,316     $  917      $1.08
                               ============     ======        =====     ====   ==========     ======      =====



















   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1998 VERSUS THREE MONTHS ENDED MARCH 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-3/31/98                              1/1/97-3/31/97
                       No. of     ---------------------------------      %     --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change    Amount/%    Per Unit  Per Sq Ft
                       ------      --------   --------   ----------   ------   ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                4,226         94.6%                             1.1%        93.6%
  Atlanta               3,314         92.5%                            -1.2%        93.7%
  Austin                1,523         96.3%                             1.8%        94.6%
  Houston                 754         95.1%                             2.3%        93.0%
  Indianapolis            996         89.8%                            -2.3%        91.9%
  Kansas                  908         92.5%                            -0.5%        93.0%
  Chicago               1,694         96.8%                             4.0%        93.0%
                       ------         -----                            -----        -----
    Weighted Average                  94.1%                             0.7%        93.5%
    Total              13,415         =====                            =====        =====
                       ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $661                  3.1%                    $641
  Atlanta                                         $741                  0.4%                    $738
  Austin                                          $618                 -1.0%                    $624
  Houston                                         $736                  5.4%                    $699
  Indianapolis                                    $566                 -1.1%                    $572
  Kansas                                          $643                 -0.2%                    $645
  Chicago                                         $935                  3.4%                    $905
                                                  ----                  ----                    ----
    Weighted Average                              $707                  1.7%                    $695
                                                  ====                  ====                    ====

TOTAL PROPERTY REVENUES                 PER MONTH                                       PER MONTH
-----------------------                 ---------                                       ---------
  Dallas                4,226   $ 8,365,918       $660        $0.79     5.7%  $ 7,916,312       $624      $0.74
  Atlanta               3,314   $ 7,122,338       $716        $0.75    -1.6%  $ 7,236,439       $728      $0.76
  Austin                1,523   $ 2,828,760       $619        $0.87     0.9%  $ 2,802,903       $613      $0.86
  Houston                 754   $ 1,657,123       $733        $0.79     6.9%  $ 1,550,697       $686      $0.74
  Indianapolis            996   $ 1,610,702       $539        $0.65    -2.6%  $ 1,653,208       $553      $0.67
  Kansas                  908   $ 1,705,993       $626        $0.73     0.1%  $ 1,704,151       $626      $0.73
  Chicago               1,694   $ 4,859,185       $956        $1.13     7.3%  $ 4,529,889       $891      $1.05
                       ------   -----------       ----        -----     ----   ----------       ----      -----
    Total                       $28,150,018       $699        $0.81     2.8%  $27,393,599       $681      $0.79
                       13,415   ===========       ====        =====     ====  ===========       ====      =====
                       ======




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1998 VERSUS THREE MONTHS ENDED MARCH 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-3/31/98                              1/1/97-3/31/97
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change    Amount/%    Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 -----------
  Dallas                       $  3,478,771     $3,293        $3.92     4.6%  $ 3,327,191     $3,149      $3.75
  Atlanta                      $  2,659,791     $3,210        $3.35    -0.1%  $ 2,661,341     $3,212      $3.35
  Austin                       $  1,252,745     $3,290        $4.61     1.9%  $ 1,228,879     $3,228      $4.52
  Houston                      $    707,026     $3,751        $4.06     2.3%  $   691,334     $3,668      $3.97
  Indianapolis                 $    560,629     $2,252        $2.73    -4.4%  $   586,636     $2,356      $2.86
  Kansas                       $    595,323     $2,623        $3.05     0.5%  $   592,439     $2,610      $3.03
  Chicago                      $  1,936,620     $4,573        $5.40     4.5%  $ 1,853,389     $4,376      $5.17
                               ------------     ------        -----    -----  -----------     ------      -----
    Total                      $ 11,190,904     $3,337        $3.88     2.3%  $10,941,210     $3,262      $3.79
                               ============     ======        =====    =====  ===========     ======      =====
Operating Efficiency                  39.8%                                         39.9%
                                      =====                                         =====

                                                    PER MONTH                                     PER MONTH
                1998     1997                       ---------                                    ----------
NOI               %        %
---             -----   -----
 Dallas         58.4%   58.0%  $  4,887,146       $385        $0.46     6.5%  $ 4,589,121       $362      $0.43
 Atlanta        62.7%   63.2%  $  4,462,547       $449        $0.47    -2.5%  $ 4,575,098       $460      $0.48
 Austin         55.7%   56.2%  $  1,576,015       $345        $0.48     0.1%  $ 1,574,024       $345      $0.48
 Houston        57.3%   55.4%  $    950,097       $420        $0.45    10.6%  $   859,363       $380      $0.41
 Indianapolis   65.2%   64.5%  $  1,050,072       $351        $0.43    -1.5%  $ 1,066,571       $357      $0.43
 Kansas         65.1%   65.2%  $  1,110,670       $408        $0.47    -0.1%  $ 1,111,712       $408      $0.47
 Chicago        60.1%   59.1%  $  2,922,565       $575        $0.68     9.2%  $ 2,676,500       $527      $0.62
                -----   -----  ------------       ----        -----    -----  -----------       ----      -----
    Total       60.2%   60.1%  $ 16,959,113       $421        $0.49     3.1%  $16,452,389       $409      $0.48
                =====          ============       ====        =====    =====  ===========       ====      =====
Operating Margin                      60.2%                                         60.1%
                                      =====                                         =====




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1998 VERSUS THREE MONTHS ENDED MARCH 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-3/31/98                              1/1/97-3/31/97
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change    Amount/%    Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------

CAPITAL EXPENDITURES                               (ANNUALIZED)                                (ANNUALIZED)
--------------------                               -------------                               ------------
  Dallas                       $    410,444       $388        $0.46   -41.9%   $  706,889       $669      $0.80
  Atlanta                      $    192,047       $232        $0.24    -2.7%   $  197,350       $238      $0.25
  Austin                       $     69,911       $184        $0.26   -14.4%   $   81,701       $215      $0.30
  Houston                      $     33,532       $178        $0.19   107.7%   $   16,148       $ 86      $0.09
  Indianapolis                 $     26,964       $108        $0.13   -37.6%   $   43,185       $173      $0.21
  Kansas                       $     59,095       $260        $0.30   125.1%   $   26,257       $116      $0.13
  Chicago                      $     69,348       $164        $0.19   -21.1%   $   87,870       $207      $0.25
                               ------------       ----        -----   ------   ----------       ----      -----
    Total                      $    861,341       $257        $0.30   -25.7%   $1,159,400       $346      $0.40
                               ============       ====        =====   ======   ==========       ====      =====

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                            ------------                                 ------------
  Dallas                       $    416,861       $395        $0.47    -6.6%   $  446,506     $  423      $0.50
  Atlanta                      $    372,768       $450        $0.47    10.7%   $  336,593     $  406      $0.42
  Austin                       $    178,948       $470        $0.66     4.7%   $  170,884     $  449      $0.63
  Houston                      $     43,916       $233        $0.25     7.3%   $   40,915     $  217      $0.23
  Indianapolis                 $    106,699       $429        $0.52    -7.7%   $  115,570     $  464      $0.56
  Kansas                       $     80,945       $357        $0.41    -3.4%   $   83,811     $  369      $0.43
  Chicago                      $    273,844       $647        $0.76     5.3%   $  260,008     $  614      $0.73
                               ------------       ----        -----    -----   ----------     ------      -----
    Total                      $  1,473,982       $440        $0.51     1.4%   $1,454,287     $  434      $0.50
                               ============       ====        =====    =====   ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                (ANNUALIZED)
-----------------                                  ------------                                ------------
  Dallas                       $  1,223,846     $1,158        $1.38    17.1%   $1,045,259     $  989      $1.18
  Atlanta                      $    593,181     $  716        $0.75    -2.7%   $  609,776     $  736      $0.77
  Austin                       $    387,459     $1,018        $1.43    11.1%   $  348,696     $  916      $1.28
  Houston                      $    272,580     $1,446        $1.56    -1.0%   $  275,411     $1,461      $1.58
  Indianapolis                 $    110,668     $  444        $0.54   -35.5%   $  171,447     $  689      $0.84
  Kansas                       $    187,653     $  827        $0.96   -11.8%   $  212,667     $  937      $1.09
  Chicago                      $    666,864     $1,575        $1.86     7.2%   $  621,900     $1,468      $1.73
                               ------------     ------        -----    -----   ----------     ------      -----
    Total                      $  3,442,250     $1,026        $1.19     4.8%   $3,285,156     $  980      $1.14
                               ============     ======        =====     ====   ==========     ======      =====


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of March 31, 1998

                                                                                          Qtr ended
                                                                                        Mar. 31, 1998
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates    Mar. 31,
                                                         Number   Rentable   Average    -------------     1998
                                       Year      Year      of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------
DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase     Carrollton, TX      1991    1987/96    450    374,288        832   $699    $0.84        95.1%
 at Bent Tree        Dallas, TX          1997       1996    300    282,774        943    833     0.88        93.3%
 at Bishop's Gate    West Plano, TX      1997       1997    266    292,092      1,098  1,043     0.95        90.9%
 at Chase Oaks       Plano, TX           1994       1986    250    193,736        775    667     0.86        93.3%
 at Gleneagles       Dallas, TX          1988    1987/97    590    521,302        884    716     0.81        95.1%
 on the Green        Ft. Worth, TX       1994    1990/93    424    358,560        846    681     0.81        92.1%
 at Nantucket        Dallas, TX          1988       1986    312    222,208        712    548     0.77        96.7%
 of North Dallas     Dallas, TX       1989/90    1985/86  1,032    905,590        878    642     0.73        93.1%
 at Reflections      Irving, TX          1993       1986    212    174,332        822    668     0.81        97.5%
 on Rosemeade        Dallas, TX          1990       1987    236    205,382        870    660     0.76        92.1%
 on Timberglen       Dallas, TX          1990       1985    260    201,198        774    602     0.78        96.7%
 at Valley Ranch     Irving TX           1990       1985    460    389,940        848    686     0.81        97.4%
                                                          -----  ---------        ---   ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                          4,792  4,121,402        860   $693    $0.81        94.3%
                                                          -----  ---------        ---   ----    -----       ------
ATLANTA, GA
-----------
Amli:
 at Sope Creek       Marietta, GA               1982/83/
                                                     95     695    632,393        910   $690    $0.76        93.4%
 at Spring Creek     Dunwoody, GA               1985/86/
                                                  87/89   1,180  1,080,560        916    706     0.77        92.9%
 at Vinings          Atlanta, GA         1992       1985    208    229,708      1,104    781     0.71        95.7%
 at Vinings-
  Phase II           Atlanta, GA         1997       1985    152    144,532        951    733     0.77        96.5%
 at West Paces       Atlanta, GA         1993       1992    337    314,707        934    861     0.92        95.1%
 at Clairmont        Atlanta, GA         1998       1988    288    229,335        796    606     0.76        94.2%
                                                         ------  ---------      -----   ----    -----       ------
  Subtotal-
  Atlanta, GA                                             2,860  2,631,235        920   $717    $0.78        93.8%
                                                         ------  ---------      -----   ----    -----       ------




                                                                                          Qtr ended
                                                                                        Mar. 31, 1998
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates   Mar. 31,
                                                         Number   Rentable   Average    -------------     1998
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum    Austin, TX          1986       1983    231    178,116        771   $675    $0.88        96.0%
 in Great Hills      Austin, TX          1991       1985    344    256,892        747    670     0.90        96.3%
 at Lantana Ridge    Austin, TX          1997       1997    354    311,808        881    805     0.91        84.6%
 at Martha's
 Vineyard            Austin, TX          1992       1986    360    253,328        704    597     0.85        95.1%
                                                          -----  ---------        ---   ----    -----        -----
  Subtotal-
  Austin, TX                                              1,289  1,000,144        776   $688    $0.89        92.7%
                                                          -----  ---------        ---   ----    -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar          Lawrence, KS        1994       1989    152    125,800        828   $654    $0.79        90.8%
 at Crown Colony     Topeka, KS          1994       1986    156    120,984        776    565     0.73        95.7%
 at Crown Colony II  Topeka, KS                     1997     64     51,292        801    631     0.79        90.6%
 at Regents Center   Overland Park, KS   1994    1991-95    300    274,170        914    698     0.76        89.9%
 at Regents
  Center II          Overland Park, KS              1997    124    123,728        998    751     0.75        87.4%
 at Sherwood         Topeka, KS          1994       1993    300    260,340        868    624     0.72        94.3%
 at Town Center      Overland Park, KS   1997       1997    156    176,994      1,135  1,052     0.93        93.0%
                                                          -----  ---------      -----  -----    -----        -----
  Subtotal
   -Eastern KS                                            1,252  1,133,308        905  $ 704    $0.78        92.0%
                                                          -----  ---------      -----  -----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend        Indianapolis, IN 1992/93    1983/85    996    820,712        824   $566    $0.69        89.8%
 at Conner Farms     Indianapolis, IN    1997       1993    300    324,636      1,082    781     0.72        94.0%
                                                          -----  ---------      -----   ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                  1,296  1,145,348        884   $616    $0.70        90.8%
                                                          -----  ---------      -----   ----    -----        -----





                                                                                          Qtr ended
                                                                                        Mar. 31, 1998
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates   Mar. 31,
                                                         Number   Rentable   Average    -------------     1998
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------

CHICAGO, IL
------------
Amli:
 at Park Sheridan    Chicago, IL         1989       1986    253    216,315        855  $ 923    $1.08        98.2%
 at Poplar Creek     Chicago, IL         1997       1985    196    178,490        911  1,003     1.10        92.7%
                                                          ----- ----------      -----  -----    -----        -----
 Subtotal
  -Chicago, IL                                              449    394,805        879  $ 958    $1.09        95.8%
                                                         ------ ----------      -----  -----    -----        -----

  TOTAL
   PROPERTIES                                            11,938 10,426,242        873   $701    $0.80        93.4%
                                                         ====== ==========       ====   ====    =====        =====





                                                                                          Qtr ended
                                                                                        Mar. 31, 1998
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates    Mar. 31,
                                                         Number   Rentable   Average    -------------     1998
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Pleasant Hill    Atlanta, GA                    1996    502    501,816      1,000   $804    $0.80        88.4%
 at Barrett Lakes    Atlanta, GA                    1997    446    460,150      1,032    824     0.80        94.1%
 at River Park       Atlanta, GA                    1997    222    225,892      1,018    832     0.82        93.8%
 at Towne Creek      Gainesville, GA                1989    150    121,722        811    620     0.76        89.8%
 at Willeo Creek     Rosewell, GA        1995       1989    242    297,302      1,229    799     0.65        92.0%
                                                          -----  ---------      -----   ----    -----       ------
  Subtotal-
   Atlanta, GA                                            1,562  1,606,882      1,029   $795    $0.77        91.5%
                                                          -----  ---------      -----   ----    -----       ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court               Oak Park, IL                   1987    125    105,578        845  1,050     1.24        96.5%
 at Windbrooke       Buffalo Grove, IL   1995       1987    236    213,160        903    955     1.06        98.2%
 at Chevy Chase      Buffalo Grove, IL   1996       1988    592    480,676        812    933     1.15        96.1%
 at Danada           Wheaton, IL         1997  1989/1991    600    521,500        869    909     1.05        93.1%
 at Willowbrook      Willowbrook, IL     1996       1987    488    418,404        857    907     1.06        96.2%
                                                          -----  ---------        ---   ----    -----        -----
  Subtotal-
  Chicago, IL                                             2,041  1,739,318        852   $929    $1.09        95.5%
                                                          -----  ---------        ---   ----    -----        -----

EASTERN KANSAS
--------------
AMLI at:
 Regents Crest       Overland Park, KS   1997       1997    368    346,488        942   $739    $0.78        94.2%
                                                          -----  ---------        ---   ----    -----        -----

DALLAS/FT. WORTH
----------------
Amli:
 at Verandah         Arlington, TX       1997    1986/91    538    394,504        733   $688    $0.91        94.4%
                                                         ------  ---------        ---   ----    -----        -----




                                                                                          Qtr ended
                                                                                        Mar. 31, 1998
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates    Mar. 31,
                                                         Number   Rentable   Average    -------------     1998
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------

AUSTIN, TX
----------
Amli:
 at Park Place       Austin, TX          1994       1985    588    397,968        677   $577    $0.85        97.1%
                                                         ------  ---------        ---   ----    -----        -----

HOUSTON, TX
Amli at:
 Champions Centre    Houston, TX         1994       1994    192    164,480        857   $732    $0.85        95.7%
 Champions Park      Houston, TX         1994       1991    246    221,646        901    712     0.79        96.2%
 Greenwood Forest    Houston, TX         1995       1995    316    310,844        984    757     0.77        94.0%
                                                           ----    -------        ---   ----    -----        -----
   Subtotal-
     Houston, TX                                            754    696,970        924   $736    $0.80        95.1%
                                                           ---- ----------       ----   ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                            5,851  5,182,130        886    797     0.90        94.4%
                                                         ====== ==========        ===   ====    =====        =====
  TOTAL                                                  17,789 15,608,372        877   $733    $0.84        93.8%
                                                         ====== ==========        ===   ====    =====        =====






AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA


                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%             COMBINED AT 100%
                      ----------------------------   ----------------------------   ----------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED             THREE MONTHS ENDED
                               MARCH 31,                      MARCH 31,                      MARCH 31,
                      ----------------------------   ----------------------------   ----------------------------
                                              %                              %                              %
                        1998      1997      Change     1998      1997      Change     1998       1997     Change
                      -------   -------     ------   -------   -------     ------   -------    -------   -------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store
  Communities (1) . . $18,446    17,994       2.5%     8,336     8,054       3.5%    26,782     26,048      2.8%
 New Communities
  (2) . . . . . . . .     810     --                   1,553     --                   2,364      --
 Development and/
  or Lease-up
  Communities
  (3) . . . . . . . .     699       131     435.4%     1,063       277     283.5%     1,761        408
 Acquisition
  Communities (4) . .   4,183        15                3,276       566     479.2%     7,459        581   1184.0%
                      -------   -------    -------   -------   -------    -------   -------    -------   -------
    Total . . . . . . $24,138    18,140      33.1%    14,228     8,897      59.9%    38,366     27,037     41.9%
                      =======   =======    =======   =======   =======    =======   =======    =======   =======

Other Revenues
--------------
 Same Store
  Communities . . . . $   992       940       5.5%       376       406                1,368      1,346      1.6%
 New Communities. . .      47     --                      64     --                     111      --
 Development and/
  or Lease-up
  Communities . . . .      72        10     591.1%       117        38                  189         48
 Acquisition
  Communities . . . .     181     --                     193        31     517.5%       374         31   1097.6%
                      -------   -------    -------   -------   -------    -------   -------    -------   -------
    Total . . . . . . $ 1,292       950      35.9%       750       475      57.9%     2,042      1,425     43.3%
                      =======   =======    =======   =======   =======    =======   =======    =======   =======





AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED


                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%             COMBINED AT 100%
                      ----------------------------   ----------------------------   ----------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED             THREE MONTHS ENDED
                               MARCH 31,                      MARCH 31,                      MARCH 31,
                      ----------------------------   ----------------------------   ----------------------------
                                              %                              %                              %
                        1998      1997      Change     1998      1997      Change     1998       1997     Change
                      -------   -------     ------   -------   -------     ------   -------    -------   -------
Total Property
 Revenues
---------------
 Same Store
  Communities . . . . $19,438    18,934       2.7%     8,712     8,460       3.0%    28,150     27,394      2.8%
 New Communities. . .     857     --                   1,618     --                   2,475      --
 Development and/
  or Lease-up
  Communities . . . .     771       141     446.9%     1,179       315                1,950        456
 Acquisition
  Communities . . . .   4,364        15                3,469       597     481.2%     7,833        612   1179.6%
                      -------   -------    -------   -------   -------    -------   -------    -------   -------
    Total . . . . . . $25,430    19,090      33.2%    14,978     9,372      59.8%    40,408     28,462     42.0%
                      =======   =======    =======   =======   =======    =======   =======    =======   =======

Total Operating
 Expenses
---------------
 Same Store
  Communities . . . . $ 7,684     7,640       0.6%     3,507     3,301       6.2%    11,191     10,941      2.3%
 New Communities. . .     265     --                     591     --                     856      --
 Development and/
  or Lease-up
  Communities . . . .     478       135     253.2%       778       317     145.5%     1,255        452    177.8%
 Acquisition
  Communities . . . .   1,718         4                1,395       149     837.3%     3,113        153   1936.6%
                      -------   -------    -------   -------   -------    -------   -------    -------   -------
    Total . . . . . . $10,145     7,779      30.4%     6,271     3,767      66.5%    16,415     11,546     42.2%
                      =======   =======    =======   =======   =======    =======   =======    =======   =======





AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED


                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%             COMBINED AT 100%
                      ----------------------------   ----------------------------   ----------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED             THREE MONTHS ENDED
                               MARCH 31,                      MARCH 31,                      MARCH 31,
                      ----------------------------   ----------------------------   ----------------------------
                                              %                              %                              %
                        1998      1997      Change     1998      1997      Change     1998       1997     Change
                      -------   -------     ------   -------   -------     ------   -------    -------   -------
Property EBITDA
---------------
 Same Store
  Communities . . . . $11,755    11,294       4.1%     5,204     5,159       0.9%    16,959     16,452      3.1%
 New Communities. . .     591     --                   1,027     --                   1,618      --
 Development and/
  or Lease-up
  Communities . . . .     293         6                  402       (2)                  695          4
 Acquisition
  Communities . . . .   2,646        11                2,074       449     362.1%     4,720        460    925.8%
                      -------   -------    -------   -------   -------    -------   -------    -------   -------
    Total . . . . . . $15,285    11,311      35.1%     8,707     5,606      55.3%    23,992     16,916     41.8%
                      =======   =======    =======   =======   =======    =======   =======    =======   =======
Company's share
 of Co-investment
 EBITDA . . . . . . .                                  2,318     1,471      57.6%     2,318      1,471     57.6%
                                                     =======   =======    =======   =======    =======   =======
Percent of
 Co-investment
 EBITDA . . . . . . .                                    27%       26%                  10%         9%
                                                     =======   =======              =======    =======


(1)  Stabilized Communities at 1/1/97.
(2)  Development Communities stabilized after 1/1/97 but before 1/1/98.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 1/1/97.


AMLI RESIDENTIAL PROPERTIES TRUST
DEVELOPMENT ACTIVITIES
First Quarter 1998


Under Construction And/Or in Lease Up
                                                   Construc-                                 Percent    Percent
                                                     tion      First     Comple-  Stabili-  Construc-   Leased
Community         Number     Costs      Percent      Start     Units      tion    zation      tion       as of
Name             of Units  (millions)  Ownership     Date     Occupied    Date     Date      Complete   4/27/98
----------       --------  ----------  ---------   ---------  --------   -------  --------  ---------   --------

ATLANTA,
 GEORGIA
--------
AMLI:
 at Killiam Farms     216       $13.9       100%       4Q/97     2Q/98     1Q/99     2Q/99        58%        N/A
 at Peachtree City    312       $21.5       100%       3Q/96     3Q/97     2Q/98     3Q/98        87%        90%
 at Northwinds *      800       $55.5        35%       3Q/96     3Q/97     2Q/99     3Q/00        48%        38%
 at Park Creek        200       $12.5       100%       2Q/97     1Q/98     3Q/98     2Q/99        72%        26%

DALLAS/FORT WORTH,
 TEXAS
-----------------
AMLI:
 at Deerfield         240       $16.5       100%       4Q/97     4Q/98     2Q/99     4Q/99         4%        N/A
 at Fossil Creek      384       $23.6        25%       3Q/96     2Q/97     1Q/98     3Q/98        98%        77%
 at Autumn Chase III  240       $14.5       100%       3Q/96     4Q/97     3Q/98     4Q/98        88%        47%
 on the Parkway       240       $15.7       100%       1Q/97     2Q/98     4Q/98     2Q/99        45%        10%

AUSTIN, TEXAS
-------------
AMLI:
 at Wells Branch      576       $34.5       100%       1Q/97     1Q/98     3Q/99     2Q/00        57%        34%

AURORA, ILLINOIS
----------------
AMLI:
 at Fox Valley        272       $24.6        25%       2Q/96     1Q/97     1Q/98     4Q/98        98%        90%
  (formerly Aurora
  Crossing)
  Oakhurst North      464       $44.8       100%       1Q/97     2Q/98     3Q/99     2Q/00        36%         2%
                    -----      ------
    Total           3,944      $277.6
                    =====      ======

     *  Percent leased based on Phase I consisting of 652 units.

AMLI RESIDENTIAL PROPERTIES TRUST
DEVELOPMENT ACTIVITIES (continued)
First Quarter 1998

PLANNING STAGES
                                       Number
Community Name                        of Units
--------------                       ----------

INDIANAPOLIS, INDIANA
---------------------
AMLI:
  at Lake Clearwater                      216
  at Castle Creek                         276

DALLAS/FORTH WORTH, TEXAS
-------------------------
AMLI at Bent Tree Ridge                   200
at Mesa Ridge (Fossil Creek II)           504

HOUSTON, TEXAS
--------------
Kings Harbour                             300

OVERLAND PARK, KANSAS
---------------------
AMLI at Wynnewood Farms                   232
Regents Crest II                          108
Regents Creek                             224




The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.